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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2005

IMH ASSETS CORP. (as depositor under a Series 2005-3 Indenture dated as of April 6, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2005-3)

                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

          CALIFORNIA                   333-117187                 33-0705301
          ----------                   ----------                -----------
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

1401 Dove Street                                                    92660
Newport Beach, California                                         ---------
-------------------------                                         (Zip Code)
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

               For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

               (a)      Not applicable

               (b)      Not applicable

               (c)      Exhibits:


                  EXHIBIT NO.             DESCRIPTION
                  3.1                     Amended and Restated Trust Agreement,
                                          dated as of April 6, 2005, among IMH
                                          Assets Corp., as Depositor,
                                          Wilmington Trust Company, as Owner
                                          Trustee and Wells Fargo Bank, N.A.,
                                          as Certificate Registrar and
                                          Certificate Paying Agent,
                                          Collateralized Asset-Backed Bonds,
                                          Series 2005-3.

                  EXHIBIT NO.             DESCRIPTION
                  4.1                     Indenture, dated as of April 6,
                                          2005, between Impac CMB Trust
                                          Series 2005-3 as Issuer and Wells
                                          Fargo Bank, N.A., as Indenture
                                          Trustee, Collateralized
                                          Asset-Backed Bonds, Series 2005-3.
                                          (In accordance with Rule 202 of
                                          Regulation S-T, Exhibit B, the
                                          Mortgage Loan Schedule, is being
                                          filed in paper pursuant to a
                                          continuing hardship exemption.)

                  EXHIBIT NO.             DESCRIPTION
                  99.1                    Servicing Agreement, dated as of
                                          April 6, 2005, between Impac
                                          Funding Corporation, as Master
                                          Servicer, Impac CMB Trust Series
                                          2005-3, as Issuer and Wells Fargo
                                          Bank, N.A., as Indenture Trustee,
                                          Collateralized Asset-Backed Bonds,
                                          Series 2005-3. (In accordance with
                                          Rule 202 of Regulation S-T, Exhibit
                                          A, the Mortgage Loan Schedule, is
                                          being filed in paper pursuant to a
                                          continuing hardship exemption.)


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                                SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        IMH ASSETS CORP.



                                        By: /S/ RICHARD J. JOHNSON
                                           ---------------------------
                                        Name:    Richard J. Johnson
                                        Title:   EVP, CEO


Dated: April 21, 2005

                              EXHIBIT INDEX


                               Sequentially
Exhibit                        Numbered
Number                         Description
------                         -----------

3.1 Amended and Restated Trust Agreement, dated as of April 6, 2005, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2005-3.

4.1 Indenture dated as of April 6, 2005, between Impac CMB Trust Series 2005-3, as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-3. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

99.1 Servicing Agreement, dated as of April 6, 2005, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2005-3, as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-3. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)